SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 4, 2001

                                EDG Capital, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)

         New York                    33-37674-NY                 11-3023098
         --------                    -----------                 ----------
     (State or other           (Commission File Number)        (IRS Employer
     jurisdiction of                                         Identification No.)
      incorporation)

                 700 Stewart Avenue, Garden City, New York 11530
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               (Address of principal executive offices, zip code)

       Registrant's telephone number, including area code: (516) 222-7749

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

      On May 4, 2001, Harry Barnett was elected to EDG Capital, Inc.'s board of directors. Mr. Barnett, who is the founder and manager of Clinical Assistance Programs LLC, which provides comprehensive training and consulting services to biotechnology and pharmaceutical companies conducting clinical trials, and Biomodels LLC , a full-service, pre-clinical research firm, brings substantial experience in the pharmaceuticals industry to the board.

Item 7. Financial Statements and Exhibits.

(c)   Exhibits

99.1  EDG Capital, Inc. Press Release issued May 14, 2001.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         EDG CAPITAL, INC.


Dated: May 14, 2001      By: /s/ Jack Schwartzberg
                             ---------------------------------------------------
                                 Jack Schwartzberg
                                 Chief Executive Officer, President and Chairman